Exhibit 10.10

OPTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS

BETWEEN

SK LAND HOLDINGS, LLC,

as Optionor

AND

AMERICAN WEST POTASH LLC,

as Optionee

OPTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS

This Option Agreement and Joint Escrow Instructions (“Agreement”) is entered into as of August 1, 2012 (“Execution Date”), by and between SK LAND HOLDINGS, LLC, a Nevada limited liability company (“Optionor”), and AMERICAN WEST POTASH LLC, a Delaware limited liability company (“Optionee”).  Optionee and Optionor are hereinafter individually or collectively referred to as a “Party” or the “Parties”.

RECITALS

WHEREAS, Optionor is the owner of certain rights, titles and/or interests in that certain real property located in Apache County, Arizona, as more particularly described in Exhibit “A” attached hereto (“Real Property”);

WHEREAS, Prospect Global Resources Inc., a Delaware corporation (“Prospect”) and Karlsson Group, Inc., an Arizona corporation (“Karlsson”), are members in Optionee;

WHEREAS, concurrently herewith, Prospect is entering into a transaction with Karlsson to acquire, among other things, all of Karlsson’s limited liability company membership interests in Optionee (the “Transaction”);

WHEREAS, in connection with the Transaction, Prospect shall execute a Promissory Note in the original principal amount of One Hundred Twenty-Five Million Dollars ($125,000,000) in favor of Karlsson (“Note”) and a deed of trust securing payment of the Note (the “Deed of Trust”), which will be recorded in the records of Apache County, Arizona; and

WHEREAS, Optionee desires to purchase the rights, title and interests of Optionor in the Real Property, together with all of Optionor’s right, title and interest in and to any and all entitlements, tenements, hereditaments, easements, easement rights, rights to half-widths of all adjacent public street and public rights of way, surface rights, mineral rights, oil and gas rights, water, water rights, air rights, mineral rights documents, oil and gas rights documents, water rights and well rights certificates, filings and related materials and information, development rights, exploration rights and privileges appurtenant thereto and all improvements located thereon, if any (collectively, “Property”), and Optionor, in accordance with the provisions of this Agreement, has conditionally agreed to sell “as is” the aforementioned Property via an option to purchase the Property, which option shall become exercisable on the terms specified in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Optionor and Optionee agree as follows:

AGREEMENT

1.                                      Option.

1.1                               Grant of Option.  Optionor hereby grants to Optionee the exclusive option (“Option”) to purchase the Property at the price and upon and subject to the terms and conditions set forth in this Agreement.

1.2                               Term of Option.  The period of time within which the Option may be exercised (“Option Term”) shall commence only following occurrence of the later of both (i) full payment of the Note on or before its maturity date (as set forth in the Note) and (ii) recordation by or on behalf of Karlsson or the then payee of the Note of a deed of release and reconveyance of the Deed of Trust securing the Note (the “Release”) in the records of Apache County, Arizona (the “Trigger Date”); and if commenced, shall expire automatically and without any notice to Optionee on the date which is one hundred fifty (150) days following the Trigger Date (the “Expiration Date”).  The Option and any rights to exercise it shall automatically terminate if the Note is not fully paid on or before its maturity date.  The Option and Optionee’s rights pursuant to this Agreement shall not be affected due to any delay by the payee of the Note in recording the Release following full payment of the Note on or before its maturity date by Optionee.

1.3                               Escrow; Option Consideration; Exercise.

1.3.1                     Option Consideration.  The Option is granted in consideration of Optionee’s payment of the “Option Consideration” (as defined below) in accordance with the terms of this Section 1.3.1.  Within two (2) business days following the Execution Date, Optionee shall deliver to Optionor in cash, by federal wire transfer or other immediately available U.S. funds (“Acceptable Funds”), the sum of One Hundred Dollars ($100) (the “Option Consideration”).

1.3.2                     Recordation of Option Agreement.  Optionee shall have the right to record a short form memorandum of this Agreement against the Property in the form of Exhibit “B” attached hereto.  As an express condition of that right, Optionee covenants to execute and provide a termination and release of the Memorandum of Option within ten (10) business days of the termination or a lapse of the Option or the failure to timely close the transaction as a result of any fault or failure by the Optioinee.

1.3.3                     Exercise of Option.  The Option may be exercised by Optionee at any time after the Trigger Date and delivery of the Option Term Commencement Notice hereinafter described and before the Expiration Date.  Optionee shall deliver to Optionor a written notice of the Release along with a copy of the recorded Release (the “Option Term Commencement Notice”).  The Option may be exercised following delivery of the Option Term Commencement Notice solely by the deposit into the Escrow, as provided in Section 3.3, of the purchase price of $250,000 in Acceptable Funds (“Purchase Funds”).  The date upon which the Purchase Funds are deposited into the Escrow as provided above shall be referred to herein as the “Exercise Date”.  Upon the exercise of the Option in accordance with this Section 1.3.3, Section 3 of this Agreement shall become effective and be binding on the Parties.  Prior to Optionee’s exercise of the Option, Optionee shall have no obligations to purchase the Property.

2.                                      Inspection; Title.

2.1                               Physical Inspection.  Optionee currently is the Lessee under that certain Lease dated September 10, 2010 between Optionor, as Lessor, and Optionee, as Lessee (the “Optionee’s Lease”).  While the Optionee’s Lease remains in effect, Optionee shall be entitled to conduct tests, surveys and other physical examinations of the Property, including any environmental and hazardous materials assessment(s) that Optionee elects to perform.  Any costs incurred by Optionee in examining and investigating the Property shall be at Optionee’s sole cost and expense.  Optionor has delivered to Optionee the materials regarding the Property listed on Schedule 2.1 (collectively, “Property Documents”).

2.2                               Title.  Optionor acknowledges and agrees that Optionor shall remove from title on or before the Close of Escrow (a) all of the items listed in Schedule 2.2, attached hereto; and (b) any new, additional or modified lien or encumbrance not specified in Schedule 2.2 and which arose or was created after the Execution Date (each a “New Exception”), which arose from the acts or for the benefit of Optionor its tenants, licensees, permittees and contractors and did not arise from acts or for the benefit of Optionee.  If Optionor fails to remove all of the items listed on Schedule 2.2 and any New Exceptions on or before the Close of Escrow, and such Schedule 2.2 item or New Exception is a monetary lien or encumbrance, Optionee shall have the right to direct Escrow Agent to discharge such items from the Purchase Funds and offset the payment therefor against the Purchase Price, which offset shall be reflected in any final Joint Closing Escrow Instructions.

3.                                      Purchase and Sale; Purchase Price.

3.1                               Purchase and Sale Upon Exercise of Option.  Upon the exercise of the Option in accordance with Section 1.3.3, Optionor shall sell the Property to Optionee, and Optionee shall purchase the Property from Optionor, subject to the terms and conditions set forth in this Agreement.

3.2                               Purchase Price.  The Purchase Price of the Property (“Purchase Price”) shall be Two Hundred Fifty Thousand Dollars ($250,000).

3.3                               Payment of Purchase Price.  Between the date of the Option Term Commencement Notice and the Exercise Date, the Parties will open escrow (“Escrow”) with Lawyers Title National Commercial Services (“Escrow Agent”).  Within nine (9) days of the Exercise Date (deposit by Optionee of $250,000 Purchase Price into Escrow), Optionor shall deposit into Escrow all documents required of Optionor to close Escrow on or before the Closing Date, including the Deed (as defined below) and all other documents listed in Section 3.8 below (“Optionor’s Closing Documents”).

3.4                               Close of Escrow.  The term “Close of Escrow” means the date on which the Deed is recorded in the Official Records of Apache County, Arizona.  Escrow for the sale of the Property shall close on the date (“Closing Date”) which is ten (10) days after the Exercise Date.  Optionor and Optionee will each act in good faith to take all actions reasonably necessary to facilitate a timely Close of Escrow as reflected by the terms of this Agreement, including the preparation and delivery of written instructions to Escrow Agent.

3.4.1                     Conditions Precedent to Optionee’s Obligation to Close.  Optionee’s obligation hereunder to close Escrow and complete the purchase the Property within the time period set forth in this Agreement, is expressly conditioned upon the satisfaction or Optionee’s written waiver of the conditions listed in this Section 3.4.1 (collectively, the “Closing Conditions”).  If any of such Closing Conditions is not satisfied or waived in writing by

Optionee on or before the Closing Date for any reason other than a default by Optionee, Optionee may, at its discretion, terminate this Agreement by written notice to Optionor and Escrow Agent and be entitled to return of the Purchase Funds, and Optionee may pursue its remedies pursuant to Section 3.5.

(1)                                 Title Policy.  Title Company has issued or is irrevocably and unconditionally committed to issue to Optionee a standard coverage ALTA policy of title insurance (“Title Policy”), as of the exact date and time of the Close of Escrow subject only to the approved title exceptions listed on Schedule 3.4 attached hereto (the “Approved Title Exceptions”) and to any exceptions resulting from the actions of Optionee or approved by Optionee.

(2)                                 Representations and Warranties.  Each of Optionor’s representations and warranties in this Agreement are true and accurate as of the Close of Escrow.

(3)                                 Optionor Obligations.  Optionor has performed all its obligations under this Agreement to be performed by Optionor on or before the Close of Escrow and has delivered to Escrow Agent all of its Closing Documents.

3.4.2                     Conditions Precedent to Optionor’s Obligation to Close.  Optionor’s obligation hereunder to close the Escrow and sell the Property is expressly conditioned upon the satisfaction or Optionor’s written waiver of the conditions listed below.  If any such condition is not satisfied or waived in writing by Optionor prior to the Closing Date for any reason other than a default by Optionor, Optionor may terminate this Agreement by written notice to Optionee and Escrow Agent and be entitled to the return of all of Optionor’s Closing Documents, and Optionor may pursue its remedies pursuant to Section 3.5.

(1)                                 Representations and Warranties.  Each of Optionee’s representations and warranties set forth in this Agreement are true and accurate as of the Close of Escrow.

(2)                                 Optionee’s Obligations.  Optionee has performed all its obligations under this Agreement to be performed by Optionee prior to the Close of Escrow and has delivered to Escrow Agent all of its Closing Documents.

3.5                               Remedies.

3.5.1                     Optionor’s Remedies.  If Optionee fails to pay the Note on or before its maturity date, or Optionee fails to timely exercise the Option as provided in this Agreement, or Optionee fails to complete its closing obligations after exercising the Option, this Agreement and the Option shall be void and of no further force and effect and each Party shall be relieved of all further obligations and liabilities whatsoever to the other Party under this Agreement.  Following termination of the Agreement and Option as provided in this Section, Optionor may retain the Option Consideration in consideration for the grant of the Option, Optionee will have no further right to purchase the Property pursuant to this Agreement.

3.5.2                     Optionee’s Remedies.  If Optionor fails to timely deliver the Optionor’s Closing Documents, Optionee’s sole and exclusive remedies will be to cancel and withdraw from the Option Agreement and the Escrow, or seek to enforce the Option Agreement and purchase of the Property by an action for the specific enforcement; provided, however, that upon a judicial finding that specific performance is not an available remedy due to an ultra vires act of Optionor, then Optionee may pursue damages remedies against Optionor.  Any limitations period with regard to the aforementioned damages remedies will be tolled upon the filing of any action for specific performance by Optionee and will remain tolled until the aforementioned judicial finding.

3.5.3                     Remedies Limitations.  If any Party attempts to pursue a remedy not permitted pursuant to this Agreement then the other Party shall be relieved of all limitations on its own remedies under this Agreement.

3.6                               Taxes and Assessments.  All current non-delinquent general assessments and rent payable under the Optionee’s Lease and ARW Lease described in Section 5.6, shall be prorated by Escrow Agent as of the Closing based upon the latest available information and using customary escrow procedures.  If, at the Closing, the actual real estate tax and general assessment statements are not available, then, following the Closing and within thirty (30) days of receipt by either Optionor or Optionee of the actual tax statements, Optionor and Optionee shall re-prorate real estate taxes and general assessments among themselves and make any necessary adjusting payments to each other.  The provisions of this Section shall survive the Close of Escrow.

3.7                               Closing Costs.  Optionee shall pay all of the Escrow fees, the cost of recording the documents described in Section 3.8, any water or well rights transfer or registration fees, the cost of the Title Policy including all additional costs of obtaining an ALTA extended owner’s title insurance policy or any binder in excess of the Title Policy, any endorsements requested by Optionee and any survey costs, and any other costs that, in Escrow Agent’s opinion, are customarily borne by sellers or buyers of real property in Apache County.  Optionor shall pay for the cost of any endorsements obtained by Optionor in its sole and exclusive discretion to provide title insurance coverage for a New Exception pursuant to Section 2.2; provided, however, Optionee shall have no obligation to accept a title insurance endorsement in lieu of Optionor’s removal of a New Exception as required by Section 2.2.  Optionor shall additionally pay all costs associated with releasing any liens and encumbrances and New Exceptions as required by Section 2.2.  Escrow Agent shall furnish Optionee and Optionor with a preliminary Escrow closing statement, to be approved by Optionee and Optionor, which shall include their respective shares of costs, at least five (5) Business Days prior to the Closing Date.

3.8                               Recordation of Documents and Deliveries at Close of Escrow.  Prior to the Closing Date or such other date as specified in this Section, Optionee and Optionor, as applicable, will deposit into Escrow the following funds and documents (with Escrow Agent recording, in the Official Records of Apache County, Arizona, the documents to be recorded in the following order and delivering documents to the Parties as provided below):

3.8.1                     Deliveries to Escrow by Optionor.  On or before nine (9) Business Days following the Exercise Date, Optionor shall deliver into Escrow the following:

(1)                                 Deed.  One (1) fully executed and acknowledged Quitclaim Deed in the form attached hereto as Exhibit “C” (the “Deed”) conveying the Property to Optionee.

(2)                                 Withholding Exemption Certificates.  One (1) executed Non-Foreign Transferor Declaration and one (1) executed Internal Revenue Service Form 1099-S on forms provided by Escrow Agent.

(3)                                 Water Rights.  Arizona Department of Water Resources (“ADWR”) stock pond, well and water rights registration and transfer notices on ADWR Forms, as required to register and provide notification of the transfer of all such rights applicable to the Property.

(4)                                 Affidavit of Property Value.  An Affidavit of Property Value in the form required by Arizona law.

(5)                                 Owner’s Affidavit.  An owner’s affidavit in the form required by Escrow Agent.

(6)                                 Governing Documents.  Copies of Optionor’s filed Articles and Operating Agreement and all amendments thereto, its registration to do business in Arizona as a foreign entity and good standing certificates from Arizona and Nevada, to the extent required by Escrow Agent.

(7)                                 Release Documents.  All release documents and Acceptable Funds required to secure the release of the liens and encumbrances itemized on Schedule 2.2 and any New Exceptions as required by this Agreement.

(8)                                 ARW Lease Assignment.  An assignment and assumption agreement relating to the ARW Lease in the form attached hereto as Exhibit D (the “ARW Lease Assignment”)

(9)                                 ARW Lease Amendment.  A first amendment to the ARW Lease between Arizona Rainbow Wood, LLC., as Tenant and Optionee in the form attached hereto as Exhibit “E” (the “ARW Lease Amendment”).

3.8.2                     Deliveries to Escrow by Optionee.  Optionee shall deliver into Escrow the following on or prior to the Closing Date:

(1)                                 Funds.  On the Closing Date, all Closing costs payable by Optionee pursuant to Section 3.7, in addition to the Purchase Funds deposited in Escrow on the Exercise Date.

(2)                                 Affidavit of Property Value.  An Affidavit of Property Value in the form required by Arizona law.

(3)                                 Governing Documents.  Copies of Optionee’s filed Articles and Operating Agreement and all amendments thereto, its registration to do business in

Arizona as a foreign entity and good standing certificates from Arizona and Delaware, to the extent required by Escrow Agent.

(4)                                 ARW Lease Assignment.  The ARW Lease Assignment.

(5)                                 ARW Lease Amendment.  The ARW Lease Amendment.

Copies of all closing documents (including the Deed, withholding certificates, Title Policy, Optionee’s additional escrow instructions and Optionee’s closing statement) shall also be sent to Eisner, Kahan & Gorry, PC, 9601 Wilshire Blvd., Suite 700, Beverly Hills, CA 90210, Attention: Mr. Michael Eisner; and to Meir J. Westreich, Attorney at Law, 221 East Walnut St., Suite 200, Pasadena, CA 91101.

4.                                      Real Estate Brokerage Commission.  Optionee and Optionor each represents and warrants to the other that it has not employed, dealt with or incurred any obligation to any broker, agent or finder in connection with the Property, and that it has not incurred any obligation to pay any other real estate brokerage or other commission or fee in connection with the conveyance of the Property to Optionee.  Optionee and Optionor agree to indemnify, defend and hold each other free and harmless from and against all costs and liabilities, including, without limitation, reasonable attorneys’ fees and the costs and expenses of litigation, for causes of action or proceedings in any way related to or resulting from a breach of the foregoing representation and warranty or arising out of any action or proceedings which may be instituted by any broker, agent or finder, licensed or otherwise, claiming through, under or by reason of the conduct of the indemnifying Party, respectively, in connection with this transaction.

5.                                      Additional Agreements.

5.1                               Purchase “AS IS”.  Except as otherwise provided in this Agreement, (i) Optionor makes no representations or warranties as to the physical condition or title to the Property or in connection with any matter relating to its condition, value, fitness, use or applicable regulations on which Optionee may rely directly or indirectly and (ii) OPTIONEE IS ACQUIRING THE PROPERTY “AS-IS,” in its present state and condition.5.2

5.2                               Representations.

5.2.1                     Optionor’s Organization and Authorization.  Optionor represents that it is a limited liability company validly existing under the laws of the State of Nevada and is qualified to transact business in the State of Arizona.  Optionor has full power and authority to enter into this Agreement and to perform all its obligations hereunder, and has taken all action required by law, its governing instruments or otherwise to authorize the execution, delivery and performance of this Agreement by Optionor.  Each individual or entity who has executed this Agreement on behalf of Optionor has the right, power, legal capacity and authority to execute, deliver and perform this Agreement on behalf of Optionor.

5.2.2                     Optionee’s Organization and Authorization.  Optionee represents that it is a limited liability company validly existing under the laws of the State of Delaware and is qualified to transact business in the State of Arizona.  Optionee has full power and authority to enter into this Agreement and to perform all of its obligations hereunder, and has taken all action required by law, its governing instruments or otherwise to authorize the execution, delivery and performance of this Agreement.  Each individual who has executed this Agreement on behalf of Optionee has the right, power, legal capacity and authority to execute, deliver and perform this Agreement on behalf of Optionee.

5.3                               Optionee’s Additional Covenants.  Neither this Option nor the contemplated purchase of the Property is a material consideration of the Transaction or the Note, nor of any other agreement or promised performance of any Party, except as expressly specified herein. Optionee covenants not to sue Optionor in connection with the Transaction and/or Note, based on any alleged default of Karlsson in connection with the Transaction and/or Note and Optionee will indemnify Optionor against any litigation, claim or defense that is at odds or inconsistent with this covenant or any part thereof.

5.4                               Optionor’s Additional Covenants.  Optionor hereby covenants and agrees that until the Close of Escrow, and except as provided for in the ARW Lease (as defined in Section 5.6) or in the AWP Lease (as defined in Section 5.7):

(a)                                 Optionor will not transfer, lease or convey any of the Property or enter into any agreement to transfer, lease or convey any of the Property.

(b)                                 Optionor will not enter into any agreement, written or oral, that will be or purport to be binding on the Optionee or the Property subsequent to the Close of Escrow.

(c)                                  Optionor will not take, approve or consent to any action or omission that would change the zoning, use, permits or licenses of or for the Property or that would otherwise adversely affect the Property in any way.

(d)                                 Optionor will promptly give Optionee written notice of any Environmental Notice, written notice or information Optionor hereafter receives regarding zoning and land uses, special districts, permits or licenses, which would have a material impact on the ability of Optionee to develop the Property for its anticipated use for the mining of potash.

(e)                                  Optionor will not place on any of the Property, any lien, encumbrance, or other matter which would constitute an encumbrance on or title exception to the Property.  In the event that Optionor breaches this clause, Optionee’s sole and exclusive remedies will be to terminate the Option Agreement and the Escrow and receive the immediate return of the Purchase Funds; or, to demand of Optionor a credit therefor against the Purchase Price, and bring an action for damages to seek to enforce such covenant and, if applicable, seek recovery of such additional sums that will not exceed the actual cost of fully paying and securing the release of the lien or encumbrance and Optionee’s costs and attorneys’ fees incurred in the action as provided in Section 7.  In the event of any such action, Optionee may extend the Closing Date until the applicable lien or encumbrance is released or may elect to close the transaction and accept title to the Property subject to such lien or encumbrance; provided, however, notwithstanding the Closing, Optionee shall reserve its right to seek recovery from Optionor of an amount sufficient to fully pay and secure the release of the lien or encumbrance plus Optionee’s costs and attorneys’ fees incurred in the action as provided in Section 7.  The provisions of this section shall survive the Closing Date.

(f)                                   Without limiting Optionor’s obligations set forth in this Section 5.4, during the term of the Option Period and the Escrow, Optionor will operate and maintain the Property in accordance with all applicable laws, including, without limitation, Environmental Laws and will not cause or permit, or suffer to be committed, by its tenant, contractors or others, the violation of any Environmental Laws or the storage or release of any Hazardous Materials in, on, under or about the Property. In the event that Optionor willfully breaches this clause, Optionee’s sole and exclusive remedies will be to terminate this Agreement and the Escrow and receive the immediate return of the Purchase Funds; or, to demand of Optionor the remediation of the violation of Environmental Laws and removal of such Hazardous Materials and, if Optionor fails to promptly undertake such remediation, to bring an action for damages to seek recovery of such sums that will not exceed the actual cost of remediation and Optionee’s costs and attorneys’ fees incurred in the action as provided in Section 7.  As used herein, “Environmental Law” shall mean any and all present and future federal, state or local laws (whether common law, statute, rule, regulation or otherwise), permits, orders and any other requirements of governmental authorities relating to the environment or to any Hazardous Materials (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §§ 9601 et seq.) as amended from time to time and the applicable provisions of the Arizona Revised Statutes).  As used herein, “Environmental Notice” shall mean any written directive, notice of violation or infraction, relating to actual or alleged non-compliance with any environmental law.  As used in this Agreement, “Hazardous Materials” shall mean any (a) chemical, compound, material, mixture or substance that is now or hereinafter defined or listed in, or otherwise classified pursuant to any environmental law as a “hazardous substance,” “hazardous material,” “hazardous waste,” “extremely hazardous waste,” “infectious waste,” “toxic waste,” “toxic pollutant” or any other formulation intended to define, list or classify substances by reason of deleterious properties or affect and (b) petroleum, petroleum by-products, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable for fuel (or mixtures of natural gas in such synthetic gas), ash, municipal solid waste, steam, drilling fluids, produced waters and other wastes associated with the exploration, development and production of crude oil, natural gas or geothermal resources.  The provisions of this section shall survive the Closing Date.

(g)                                  Optionor agrees to promptly provide Optionee with copies of any new lease, license, easement, permit, agreement, survey, environmental study, soils reports, Environmental Notice, or other material governmental document, notice or agreement affecting the Property after the Execution Date and not previously delivered to Optionee prior thereto as itemized on Schedule 2.1.

5.5                               Assumed Obligations.  With the exception of obligations or responsibilities of Optionor that are expressly assumed by Optionee in this Agreement, there are no obligations or responsibilities of Optionor with respect to the Property or otherwise of any kind that are assumed by Optionee.

5.6                               ARW Lease.  Arizona Rainbow Wood, LLC holds an access lease with Optionor, dated September 20, 2010 (the “ARW Lease”).  The ARW Lease will be assigned to and assumed by Optionee on the Closing Date pursuant to the ARW Lease Assignment.

5.7                               AWP Lease.  The Parties acknowledge and agree that the Surface Rights Lease dated September 20, 2010 under which Optionee is the current lessee (the “AWP Lease”) shall be terminated upon the Close of Escrow, and any collected rents shall be prorated by Escrow Agent as of the Closing, using customary escrow procedures.  Following the termination of the AWP Lease, Optionor, its successors and assigns, and anyone claiming by, through or under Optionor, hereby fully releases Optionee from any and all claims and causes of action that it or they may now have or hereafter acquire against Optionee with respect to the AWP Lease.  The provisions of this Section shall survive the Closing Date.

6.                                      Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6):

OPTIONOR:	SK Land Holdings, LLC 18 Ozone Avenue Venice, CA 90291 Attention: Michael Stone Email: sevenciel@ca.rr.com Fax No.: (310) 993-0262

With a Copy to:	Meir J. Westreich, Esq., Attorney at Law 221 East Walnut Street, Suite 200 Pasadena, CA 91101 Attention: Meir J. Westreich Email: meierjw@aol.com Fax No.: (626) 440-9970

OPTIONEE:	American West Potash LLC 1621 18th Street, Suite 260 Denver, CO 80202 Attention: Pat Avery Email: PAvery@prospectGRI.com Fax No.: 720-294-0402

With Copy to:	Eisner, Kahan & Gorry, PC 9601 Wilshire Blvd., Suite 700 Beverly Hills, California 90210 Attention: Michael Eisner, Esq. Email: meisner@eisnerlaw.com Fax No.: (310) 855-3201

ESCROW HOLDER:	Lawyers Title 2425 E. Camelback Rd., Suite 700 Phoenix, Arizona 85016 Attention: Judy Sorensen Escrow No: 1771269 Email: jsorensen@ltic.com Fax No.: (602) 954-7006

7.                                      Attorneys’ Fees.  If any Party to this Agreement shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing Party shall pay to the prevailing Party a reasonable sum for attorneys’ fees and costs (including, without limitation, expert witness fees) incurred in bringing or defending such action or proceeding or enforcing any judgment granted therein.  Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of reasonable attorneys’ fees and costs, and other reasonable litigation related expenses, separate from the judgment, incurred in enforcing such judgment.  For the purposes of this Section, attorneys’ fees shall include, without limitation, fees incurred in the following: (1) post judgment motions; (2) contempt proceedings; (3) garnishment, levy and debtor and third party examinations; (4) discovery; and (5) bankruptcy litigation.  This Section is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.  The provisions of this Section shall survive the Closing Date.

8.                                      Miscellaneous.

8.1                               Amendment and Modification; Waiver.  This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

8.2                               Construction; Representation by Counsel.  The Parties acknowledge and agree that they have been represented and advised by counsel in connection with the negotiation and preparation of this Agreement, and this Agreement shall be deemed to have been drafted jointly by the Parties, notwithstanding that one Party or the other may have performed the actual drafting hereof.  This Agreement shall be construed and interpreted in accordance with the plain meaning of its language, and not for or against any Party, and as a whole, giving effect to all the terms, conditions and provisions hereof.

8.3                               Headings.  The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.  The “whereas” clauses are merely informational and do not create any binding obligation on any Party hereto, except the definitions provisions, which are hereby incorporated in this Agreement.

8.4                               Governing Law; Submissions to Jurisdiction.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona without giving effect to any choice or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Arizona.  The Parties consent to the sole and exclusive jurisdiction and venue in the Federal courts in the State of Arizona, and agree that all disputes based on or arising out of this Agreement shall only be submitted to and determined by said courts, which shall have sole and exclusive jurisdiction.

8.5                               Assignments/Successors and Assigns.  Optionee shall be entitled to assign its rights under this Agreement without Optionor’s consent to any entity affiliated with Optionee, provided that Optionee retains management control of such affiliated entity.  Any other assignment of Optionee’s rights under this Agreement shall require the prior written consent of Optionor, which consent shall not be unreasonably withheld or delayed.  This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.  Optionor may not assign its rights or obligations hereunder without the prior written consent of Optionee, which consent shall not be unreasonably withheld or delayed.

8.6                               Severability.  If any provision of this Agreement is held invalid or unenforceable, such decision shall not affect the validity or enforceability of any other provision of this Agreement, all of which other provisions shall remain in full force and effect.

8.7                               Entire Agreement.  This Agreement contains the entire agreement between the Parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the effective date of this Agreement.

8.8                               Time References.  If the date (“Performance Date”) on which any action is to be taken, any obligation is to be performed, or any notice is to be given under this Agreement falls on a Saturday, Sunday or federal or Arizona state holiday, such Performance Date shall be automatically extended to the next Business Day.  “Business Day” means any calendar day that is not a Saturday, Sunday or federal or Arizona state holiday.  The time for performance on any Performance Date shall be no later than 5:00 p.m., unless otherwise provided in this Agreement.

8.9                               Incorporation of Exhibits.  Except as intentionally omitted, all exhibits attached hereto and referred to herein are incorporated into the Agreement as though fully set forth herein.

8.10                        Condemnation.  Optionor shall give written notice to Optionee of any pending or threatened condemnation proceedings affecting the Property which are commenced prior to the Close of Escrow immediately upon Optionor learning of that proceeding.  If that proceeding may result in the loss of any portion of the Property less than the entire Property, then Optionee may, at its election, either (i) terminate this Agreement by giving written notice to Optionor and Escrow Agent thereof on or before the date which is thirty (30) days following receipt of Optionor’s written notice of such proceeding or threatened proceeding, or by the Closing Date, whichever is sooner, and receive the return of the Purchase Funds if such amount has been paid to Escrow Agent, or (ii) Optionee may elect to close the purchase of the Property (excluding the portion condemned or being condemned), in which case the Purchase Price shall be reduced in the same proportion as the area of the property condemned bears to the entire area of the Property and Optionor shall receive and retain all right, title and interest in any and all awards and payments to which Optionor is entitled for the condemned portion of the Property.  If the entire Property is condemned or noticed for condemnation prior to the Closing Date, this Agreement may be terminated by either Party providing notice to the other Party and Optionee shall receive the immediate return of any Purchase Funds held in Escrow at the time of termination.

8.11                        Publicity.  Optionor shall not issue any media or press releases relating to the project to be developed on the Property by Optionee or relating in any way to this Agreement or the transaction contemplated by it without the prior written consent of Optionee.

8.12                        Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Optionee and Optionor have executed this Agreement as of the date first written above.

OPTIONEE:

AMERICAN WEST POTASH LLC,
a Delaware limited liability company

By:	/s/ Wayne Rich
Name: Wayne Rich
Title: Manager

OPTIONOR:

SK LAND HOLDINGS, LLC,
a Nevada limited liability company

By:	/s/ Michael Stone
Name: Michael Stone
Title: Manager

EXHIBIT “A”

DESCRIPTION OF REAL PROPERTY

Parcel No. 1:

All of Sections 27, 29, 31, 33 and 35, Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian, Apache County, Arizona.

EXCEPT for any title or rights to petrified wood, artifacts and fossils assigned in instrument recorded December 28, 2010, in Document No. 2010-007258, Official Records of Apache County, Arizona.

Parcel No. 2:

All of Sections 30 and 34, Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian, Apache County, Arizona.

EXCEPT for any title or rights to petrified wood, artifacts and fossils assigned in instrument recorded December 28, 2010, in Document No. 2010-007258, Official Records of Apache County, Arizona.

Parcel No. 3:

Section 32, Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian, Apache County, Arizona.

EXCEPT the Northwest quarter of the Northwest quarter thereof.

EXCEPT for any title or rights to petrified wood, artifacts and fossils assigned in instrument recorded December 28, 2010, in Document No. 2010-007258, Official Records of Apache County, Arizona.

EXHIBIT “B”

MEMORANDUM OF OPTION

RECORDING REQUESTED BY:

WHEN RECORDED, MAIL TO:
Eisner, Kahan & Gorry, PC
9601 Wilshire Blvd., Suite 700
Beverly Hills, CA 90210
Attention: Michael Eisner, Esq.
(Space Above for Recorder’s Use)

(Space Above for Recorder’s Use)

MEMORANDUM OF OPTION AGREEMENT

THIS MEMORANDUM OF OPTION AGREEMENT (this “Memorandum”) is made effective as of the          day of               , 2012, by and between SK LAND HOLDINGS, LLC, a Nevada limited liability company (“Optionor”), 18 Ozone Avenue Venice, CA 90291 and AMERICAN WEST POTASH LLC, a Delaware limited liability company (“Optionee”), 1621 18th Street, Suite 260, Denver, CO 80202 with reference to the following facts:

A.                                    Optionor owns that certain real property located in Apache County, Arizona and described on the attached Schedule “1” (the “Real Property”).

B.                                    Optionor granted to Optionee, and does hereby grant to Optionee, pursuant to that certain Option Agreement and Joint Escrow Instructions, dated as of                    , 2012, by and between Optionee and Optionor (“Option Agreement”), the option to purchase the Real Property in accordance with the terms of the Option Agreement.

C.                                    The term of the Option shall expire no later than January 31, 2014.

D.                                    All of the other terms, conditions and agreements contained within the Option Agreement are fully incorporated herein by reference as if fully set forth herein.  This Memorandum is not intended to change any of the terms of the Option Agreement.

IN WITNESS WHEREOF, the Parties have executed this Memorandum of Option Agreement as of the date first set forth above.

OPTIONEE:

AMERICAN WEST POTASH LLC,
a Delaware limited liability company

By:
Name:
Title:

State of	)
) ss.
County of	)

On                                                before me,                                                                   , a notary public, personally appeared                                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                              that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

OPTIONOR:

SK LAND HOLDINGS, LLC,
a Nevada limited liability company

By:
Name:
Title:

State of	)
) ss.
County of	)

On                                                before me,                                                                   , a notary public, personally appeared                                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                              that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

MEMORANDUM OF OPTION AGREEMENT

SCHEDULE “1”

DESCRIPTION OF REAL PROPERTY

Parcel No. 1:

All of Sections 27, 29, 31, 33 and 35, in Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian, Apache County, Arizona.

EXCEPT for any title or rights to petrified wood, artifacts and fossils assigned in instrument recorded December 28, 2010, in Document No. 2010-007258, Official Records of Apache County, Arizona.

Parcel No. 2:

All of Sections 30 and 34 in Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian, Apache County, Arizona.

EXCEPT for any title or rights to petrified wood, artifacts and fossils assigned in instrument recorded December 28, 2010, in Document No. 2010-007258, Official Records of Apache County, Arizona.

Parcel No. 3:

Section 32, Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian, Apache County, Arizona.

EXCEPT the Northwest quarter of the Northwest quarter thereof.

EXCEPT for any title or rights to petrified wood, artifacts and fossils assigned in instrument recorded December 28, 2010, in Document No. 2010-007258, Official Records of Apache County, Arizona.

EXHIBIT “C”

QUITCLAIM DEED

When recorded, return to:

Eisner, Kahan & Gorry, PC

9601 Wilshire Blvd., Suite 700

Beverly Hills, CA 90210

Attention: Michael Eisner, Esq.

QUITCLAIM DEED

For the consideration of Ten Dollars ($10.00) and other valuable considerations, SK LAND HOLDINGS, LLC, a Nevada limited liability company (“Grantor”), 18 Ozone Avenue Venice, CA 90291, hereby quitclaims and releases to AMERICAN WEST POTASH LLC, a Delaware limited liability company (“Grantee”), 1621 18th Street, Suite 260, Denver, CO 80202, any and all of Grantor’s rights, title and interests in the following real property situated in Apache County, Arizona, together with all rights and privileges appurtenant thereto:

See Exhibit “A” attached hereto and incorporated herein by this reference (the “Property”).

DATED this            day of                         ,           .

GRANTOR:

SK LAND HOLDINGS, LLC,
a Nevada limited liability company

By:
Name:
Title:

State of                            }

County of                        }

On                                                before me,                                                                   , a notary public, personally appeared                                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                              that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

EXHIBIT “A” TO DEED

LEGAL DESCRIPTION OF PROPERTY

Parcel No. 1:

All of Sections 27, 29, 31, 33 and 35, in Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian, Apache County, Arizona.

EXCEPT for any title or rights to petrified wood, artifacts and fossils assigned in instrument recorded December 28, 2010, in Document No. 2010-007258, Official Records of Apache County, Arizona.

Parcel No. 2:

All of Sections 30 and 34 in Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian, Apache County, Arizona.

EXCEPT for any title or rights to petrified wood, artifacts and fossils assigned in instrument recorded December 28, 2010, in Document No. 2010-007258, Official Records of Apache County, Arizona.

Parcel No. 3:

Section 32, Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian, Apache County, Arizona.

EXCEPT the Northwest quarter of the Northwest quarter thereof.

EXCEPT for any title or rights to petrified wood, artifacts and fossils assigned in instrument recorded December 28, 2010, in Document No. 2010-007258, Official Records of Apache County, Arizona.

EXHIBIT “D”

ASSIGNMENT OF ARW LEASE

ASSIGNMENT AND ASSUMPTION OF

LESSOR’S INTEREST IN LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (the “Assignment”) is made this             day of                                         , 20        , by SK LAND HOLDINGS, LLC, a Nevada limited liability company (“Assignor”), and AMERICAN WEST POTASH LLC, a Delaware limited liability company (“Assignee”).

RECITALS

A.                                    Assignor is presently the sole lessor under that certain Surface Rights Lease dated September 20, 2010 between Assignor, as Lessor, and Arizona Rainbow Wood, LLC, a Nevada limited liability company, affecting the real property described on Exhibit “A” attached hereto (the “Lease”).

B.                                    Assignor desires to assign to Assignee, and Assignee desires to acquire Assignor’s interest as lessor in and to the Lease.

FOR VALUABLE CONSIDERATION, it is agreed as follows:

1.                                      Assignment.  Assignor hereby grants, conveys and assigns unto Assignee all of Assignor’s right, title, and interest in and to the Lease, subject however, to the provisions of the Lease.

2.                                      Assumption.  Assignee hereby assumes all of Assignor’s responsibilities, liabilities, and obligations set forth in the Lease arising after the date of this Assignment.

3.                                      Representations and Warranties of Assignor.  Assignor represents, warrants, and covenants to Assignee as follows:

(a)                                 Assignor is the sole lessor under the Lease, and has not encumbered, pledged, assigned, transferred or hypothecated its interest in the Lease in any manner.

(b)                                 The Lease is in full force and effect as of the date hereof; to Lessor’s knowledge, there are no actions, suits, proceedings or claims pending or threatened with respect to or in any manner affecting the Lease; all rent payments due under the Lease through the date of this Assignment have been collected from the tenant and no advance rent payments have been collected.  Assignor is not in default under the Lease; and to Lessor’s knowledge, no current default exists by the tenant under the Lease.

4.                                      Rents and Security Deposits.  Assignor shall be responsible for collecting all rents due and payable on or before the date of this Assignment and Assignee shall be responsible for collecting all rents due and payable after the date of this assignment.

5.                                      Binding Effect.  This Assignment shall inure to the benefit of, and shall be binding upon, the Parties hereto and their respective successors and assigns.

6.                                      Choice of Law.  This Assignment shall be construed in accordance with the laws of the State of Arizona.

7.                                      Attorneys’ Fees.  Should either Party institute any legal action or proceeding to enforce the provisions of this Assignment, the prevailing Party shall be entitled to recover its reasonable attorneys’ fees, costs and reasonable expenses incurred in connection with the exercise of its rights and remedies hereunder, as well as court costs and expert witness fees as the court shall determine.

8.                                      Counterparts.  This Assignment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

“ASSIGNOR”

SK LAND HOLDINGS, LLC,
a Nevada limited liability company

By:
Name:
Title:

State of                            )

                                        ) ss.

County of                        )

On                                                before me,                                                                   , a notary public, personally appeared                                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                              that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

“ASSIGNEE”

AMERICAN WEST POTASH LLC,
a Delaware limited liability company

By:
Name:
Title:

State of                            )

                                        ) ss.

County of                        )

On                                                before me,                                                                   , a notary public, personally appeared                                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                              that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

EXHIBIT “A” to Assignment of ARW Lease

Description of Leased Property

Sections 27, 29, 30, 31, 33, 34, 35, and all of Section 32 except for the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) situated in Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian.

EXHIBIT “E”

FIRST AMENDMENT TO ARW LEASE

RECORDING REQUESTED BY:

WHEN RECORDED, MAIL TO:
Eisner, Kahan & Gorry, PC
9601 Wilshire Blvd., Suite 700
Beverly Hills, CA 90210
Attention: Michael Eisner, Esq.
(Space Above for Recorder’s Use)

(Space Above for Recorder’s Use)

FIRST AMENDMENT TO SURFACE RIGHTS LEASE
(Petrified Wood, Fossils, and Artifacts)

This First Amendment to Surface Rights Lease (“First Amendment”) is effective as of the       day of      , 20   by and between American West Potash LLC, a Delaware Limited Liability Company (“Lessor”) and Arizona Rainbow Wood, LLC, a Nevada Limited Liability Company (“Lessee”).

RECITALS

Whereas Lessee and SK Land Holding, LLC, a Nevada Limited Liability Company (“Assignor”), the original lessor, entered into a Surface Rights Lease dated September 20, 2010 (the “Lease”) for the eight (8) sections of real property located in Apache County, Arizona, and known as Petrified Forest Ranch described as follows:

Sections 27, 29, 30, 31, 33, 34, 35, and Section 32, except the Northwest Quarter (NWl/4) of the Northwest Quarter (NWl/4), all situated in Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian (hereinafter referred to as “Petrified Forest Ranch” or the “Property”).

Whereas Lessor has acquired title to Petrified Forest Ranch and owns all mineral rights and all rights to mine, transport, sell, access, and otherwise exploit all minerals on, in and under the Petrified Forest Ranch (except petrified wood, fossils and artifacts and subject to any reservations of such rights by  the State of Arizona or United States of America).

Whereas Assignor and Lessor entered into an Assignment and Assumption of Lessor’s Interest in Leases having an effective date of                   , wherein Assignor assigned to Lessor all of Assignor’s interest in the Lease.

Whereas Lessor and Lessee desire to amend the Lease on the terms set forth in this First Amendment.

FIRST AMENDMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

1.                                      Defined Terms.  Lessor and Lessee hereby agree that all initial capitalized terms used in this First Amendment shall have the same meaning given such terms in the Lease unless otherwise defined in this First Amendment.

2.                                      Amendments to Lease.  Except as expressly modified by this First Amendment, the Lease shall remain unchanged and in full force and effect.  The Lease is amended as of the date first written above:

a.                                      All references in the Lease to “The Karlsson Group, Inc., an Arizona corporation” and/or “SK Land Holdings, LLC” shall be deemed to be references to “Lessor”.

b.                                      The following shall be added to the beginning of Section 1 of the Lease:

“Lessor and Lessee agree, notwithstanding any questions to the contrary, that Lessee owns title to petrified wood, fossils and artifacts on Petrified Forest Ranch; and Lessee acknowledges it owns no other mineral, water or real property rights, titles or interests in Petrified Forest Ranch.”

The following shall be added to the end of Section 1 of the Lease:

“Lessee waives any and all rights of restitution or recovery for any damage to, or loss of, petrified wood, artifacts or fossils whatsoever that may arise during or as a result of potash mining activities or activities related thereto of Lessor or its agents, contractors or licensees on the Petrified Forest Ranch.  Without meaning to imply anything different regarding any other provision of this Lease as amended by this First Amendment, any successor to Lessor or Lessee under this Lease as amended by this First Amendment shall be bound by this clause notwithstanding any other agreements between either of them and any assignee permitted hereunder.”

c.                                       The following is added to the end of Section 3(b) of the Lease.

“Lessee, its employees, agents, contractors, and subcontractors shall not bring onto Petrified Forest Ranch any Hazardous Materials (as defined below) or materials of any kind containing Hazardous Materials, except for customary materials commonly used in mining and/or removal of Petrified Wood, fossils or artifacts that are maintained in compliance with all environmental laws, regulations, and rules of any governmental authority.  “Hazardous Materials” means any hazardous, flammable, explosive, corrosive, poisonous or toxic chemical, material or substance that is regulated under any federal, state, or local law concerning public health, safety, or the environment, other than fuel and other materials properly contained within and necessary for the normal, legal operation of vehicles and construction equipment that is properly on Petrified Forest Ranch, in accordance with this Lease.”

d.                                      The first sentence of Section 7 of the Lease is revised to read as follows:

“Lessee may assign a sublet its rights hereunder only with the advance written consent of Lessor and provided that the assignee shall assume all the obligations of the Lessee under the Lease, which consent shall not be unreasonably withheld.”

e.                                       The following new Section 13 is added to the Lease.

13.                               Default. If Lessee fails to perform any of its obligations hereunder, Lessor shall give Lessee written notice of such failure and specify the nature of the asserted default.  If the default is not cured within thirty (30) days of receipt of the notice, or in the case solely of a non-monetary default, if during such time Lessee does not initiate appropriate action to cure such default, which action shall be commenced within a reasonable time not more than one hundred twenty (120) days following receipt of notice, and thereafter diligently proceed to cure within a reasonable time, Lessor shall have the right to: (i) terminate this Lease upon delivery of written notice to Lessee; (ii) unilaterally suspend the rights of Lessee under this Lease until such time as the default is cured to the reasonable satisfaction of Lessor; and (iii) pursue any remedy for such default available at law or in equity.  Notwithstanding the foregoing, if Lessee’s default materially interferes with Lessor’s mining operations and the notice thereof so states with a reasonable explanation thereof, Lessor may undertake any reasonable actions to cure Lessee’s default if Lessee has not initiated appropriate action to cure such default within thirty (30) days of receipt of the notice, except in the case of an emergency situation of a hazardous nature when action shall be initiated as soon as possible given the circumstances, and Lessee shall be responsible to reimburse Lessor for the reasonable cost of such cure.  Upon termination of this Lease, either at the end of the term or prior thereto by termination, cancellation, or surrender: (i) Lessee shall have one hundred twenty (120) days in which to remove all of Lessee’s machinery, equipment, and other personal property from any part of Petrified Forest Ranch; and (ii) all rights and obligations of Lessee shall cease, except (x) accrued obligations as of the date this Lease is terminated; and (y) the right to access Petrified Forest Ranch for the purpose of reclamation and complying with any applicable law

3.                                      Recitals. The recitals above are incorporated as binding terms and conditions.

4.                                      Recording. This First Amendment may be recorded by any Party hereto.

5.                                      Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

6.                                      Amendment Controls. Except as is specifically amended by this First Amendment, the terms and conditions of the Lease are ratified and confirmed and shall remain in full force and effect.  If any provision of the Lease is in conflict with any provision of this First Amendment, the terms of this First Amendment shall control.

(Signatures on following pages)

IN WITNESS WHEREOF, this instrument is executed as of the day and year first above written.

LESSOR:

AMERICAN WEST POTASH LLC,
a Delaware limited liability company

By:
Name:
Title:

State of                            )

                                        ) ss.

County of                        )

On                                                before me,                                                                   , a notary public, personally appeared                                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                              that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

LESSEE:

ARIZONA RAINBOW WOOD, LLC,
a Nevada limited liability company

By:
Name:
Title:

State of                            )

                                        ) ss.

County of                        )

On                                                before me,                                                                   , a notary public, personally appeared                                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                              that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

SCHEDULE 2.1

PROPERTY DOCUMENTS DELIVERED TO OPTIONEE

1.                                      Title Insurance Policy on the then extant Real Property, in favor of Anders Karlsson and dated March 10, 2005, Policy No. 01284967.

2.                                      Warranty Deed by which Optionor acquired the Real Property, dated September 20, 2010, and recorded September 23, 2010, in Document No. 2010-005344, Official Records of Apache County, Arizona.

3.                                     Deed of Trust granted by Optionor in favor of Michael F. Stone, recorded September 23, 2010, in Document No. 2010-005346, Official Records of Apache County, Arizona.

4.                                      Second Deed of Trust granted by Karlsson Group, a Nevada corporation, in favor of Petrified Forest Ranch, L.L.C., an Arizona limited liability company, recorded March 10, 2005, in Document No. 2005-002050, Official Records of Apache County, Arizona.

[Meir Westreich to supplement this list.]

SCHEDULE 2.2

LIENS AND ENCUMBRANCES TO BE REMOVED

FROM TITLE ON OR BEFORE THE CLOSING DATE

1.                                      Deed of Trust granted by Optionor in favor of Michael F. Stone, recorded September 23, 2010, in Document No. 2010-005346, Official Records of Apache County, Arizona.

SCHEDULE 3.4

APPROVED TITLE EXCEPTIONS

1.                          Current real property taxes and assessments not yet due and payable.

2.                          All oil and gas as reserved in a Patent from the United States of America (as to Parcel 2—Sections 30 and 34).

3.                          The right of entry of the State of Arizona to prospect for, mine, and remove minerals, as recorded in a warranty deed found at Book No. 30, page 453 (as to Parcel 3—Section 32).

4.                          The right to mine transport sell and otherwise exploit petrified wood, fossils and artifacts in 2010-007258 of Official Records.

5.                          Matters disclosed by a Record of Survey for Sections 31 and 32, recorded May 24, 2011 at Book 20 of Land Surveys, Page 135.

6.                          The effect of a Warranty Deed (Limited Mineral Rights Only) from The Karlsson Group, Inc. to American West Potash LLC for all mineral rights not previously conveyed or reserved for Parcel 2 (Sections 30 and 34), recorded on August 2, 2011 as 2011-03940 of Official Records.

7.                         The effect of the General Warranty Deed (Mineral Interests) from The Karlsson Group, Inc. to American West Potash LLC for all mineral rights not previously conveyed or reserved for Parcel 1 (Section 27, 29, 31, 33, and 35), Parcel 2 (Sections 30 and 34), and Section 25, dated January 21, 2011, recorded on January 27, 2011 as 2011-000514 of Official Records.

8.                          The ARW Lease.

9.                          Title and right of Arizona Rainbow Wood, LLC to petrified wood, fossils and artifacts on Petrified Forest Ranch, exclusive of any other mineral, water or real property rights, titles or interests in Petrified Forest Ranch.